Exhibit 10-4c

                                                        Califa /Spice Assignment
                                                                        02/21/02
                                                                     Page 1 of 1

                          TRANSFER OF SERVICE AGREEMENT

Califa Entertainment Group, Inc. ("Former Customer") having its principal place of business at 15127 Califa St., Van Nuys, California, requests that Loral SpaceCom Corporation, doing business as Loral Skynet(R) ("SKYNET"), transfer the following service to Spice Hot Entertainment, Inc. ("New Customer"), having its principal place of business at 9242 Beverly Blvd., Beverly Hills, CA 90210.

Service to be transferred: SKYNET Transponder Service consisting of one 36MHz 20W C-band Fully Protected transponder (the "Service") on the Telstar 5 satellite (subsequently moved to Telstar 7), which Service began March 15, 1999 and shall continue through the End of Life ("EOL") of Telstar 5 at a monthly rate of $145,000.00, such Service being ordered pursuant to the Agreement between Former Customer and SKYNET entered into effective February 8, 1999.

The transfer will be effective as of July 6, 2001. This Transfer of Service Agreement acknowledges that (i) Former Customer has paid for Service provided through June 30, 2001 and (ii) New Customer, through its Playboy Enterprises parent, has been paying for the Service since July 1, 2001. The Service is not to be interrupted or relocated at the time the transfer is made.

New Customer agrees to assume all obligations of Former Customer at the time of transfer. These obligations may include and are not limited to: (1) all outstanding indebtedness for the Service, (2) the unexpired portion of the original term of Service and revenue commitment(s), and (3) any unexpired termination liability(ies).

FORMER CUSTOMER                            NEW CUSTOMER


By: /s/ W. Asher                           By: /s/ James English
   ----------------------------------         ----------------------------------
   (Signature of Authorized                 (Signature of Authorized
       Representative)                         Representative)

Print: W. Asher                            Print: J. English
     --------------------------------            -------------------------------
Title: President                           Title: President
      -------------------------------            -------------------------------
Date:  2/22/02                             Date:  2/22/02
      -------------------------------            -------------------------------

Agreed to by SKYNET:


By:  R.J. DeMartini
   -----------------------------------------------------
     (Signature of Authorized Representative)

Print: R.J. DeMartini
      --------------------------------------------------

Title: Director, Supplier Relations & Customer Contracts
      --------------------------------------------------

Date: 2/22/02
      --------------------------------------------------

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